UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GigCapital5, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GIGCAPITAL5, INC.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

NOTICE OF 2023 SPECIAL MEETING

TO BE HELD ON [●], 2023

TO THE STOCKHOLDERS OF GIGCAPITAL5, INC.:

You are cordially invited to attend the 2023 special meeting (the “special meeting”) of stockholders of GigCapital5, Inc. (the “Company,” “GigCapital5,” “we,” “us” or “our”), to be held at [●].m., Eastern time, on [●], 2023. The special meeting will be held virtually, at [https://www.cstproxy.com/gigcapital5/2023]. At the special meeting, the stockholders will consider and vote upon the following proposals:

Proposal 1	– A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering (the “IPO” and such date, the “Extended Date”); provided that GigAcquisitions5, LLC (or its designees) must deposit into the Trust Account for each one-month extension funds equal to $125,000 (such revised extension terms, the “Updated Extension Terms”)) (we refer to this amendment as the “Charter Amendment”, and we refer to this proposal as the “Charter Amendment Proposal”).

Proposal 2	– A proposal to amend the Company’s investment management trust agreement, dated as of September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended by Amendment No. 1 on September 23, 2022 (the agreement, together with the amendment, the “Trust Agreement”), allowing the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from March 28, 2023 to September 28, 2023 by depositing into the Trust Account for each one-month extension, the sum of $125,000 (the “Extension Payment”) (we refer to this amendment as the “Trust Amendment”, and we refer to this proposal as the “Trust Amendment Proposal”).

The Company’s charter and Trust Agreement currently provide that the Company has until March 28, 2023 (the date which is 18 months after the consummation of the IPO) to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). In the event that the Company does not consummate a Business Combination by such date, the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the common stock (“Common Stock”) sold in the IPO (the “public shares”), and (iii) dissolve and liquidate as promptly as possible following such redemption.

As further described below, on December 8, 2022, the Company and QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), entered into a Business Combination Agreement (the “BCA”) with QT Imaging, Inc., a Delaware corporation (“QT Imaging”), pursuant to which, and subject to the approval of the stockholders of the Company, Merger Sub will merge with and into QT Imaging, with QT Imaging surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the BCA and any other agreement executed and delivered in connection therewith, the “QTI Business Combination”). Following the closing of the Merger, the Company will be renamed “QT Imaging Holdings, Inc.” (the renamed company, “QT Holdings”). The transactions set forth in the BCA would constitute a Business Combination.

The sole purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to provide the Company with sufficient time to complete the QTI Business Combination. The time frame for completing the review by the U.S. Securities and Exchange Commission (the “SEC”) of the Company’s combination prospectus/proxy statement on Form S-4 (the “Combination Proxy Statement”), which the Company filed with the SEC on February 14, 2023, and holding a stockholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination, will extend beyond the March 28, 2023 deadline for completing a Business Combination in the Company’s charter. As a result, the Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before March 28, 2023 to complete the QTI Business Combination, which the Board believes it is in the best interests of the Company to complete.

Among other things, the completion of the QTI Business Combination is subject to the satisfaction of the conditions set forth in the BCA, including (i) the Company having an aggregate amount of cash and cash equivalents available from any sources of not less than $15,000,000, (ii) the completion of any required stock exchange and regulatory review, (iii) the approval of the transactions by the Company’s stockholders and QTI’s stockholders, (iv) QTI having delivered certain financial statements to the Company and (vi) the receipt by QTI of any required third-party approvals. Accordingly, no assurances can be made that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate the QTI Business Combination. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the QTI Business Combination.

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time up to September 28, 2023 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment for each one-month extension equal to $125,000 is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The proposal is more fully described in the accompanying proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL AND TRUST AMENDMENT PROPOSAL.

In the IPO, the Company issued and sold to the public, units consisting of public shares and warrants. The Company also issued identical units in a private placement to the Sponsor (as defined below). Since the IPO, holders of units sold in the IPO have been able to break the units into their constituent securities, although not all holders of such units have done so.

The purpose of the Charter Amendment and Trust Amendment is to give the Sponsor the right to extend the Combination Period up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023, in accordance with the terms of the charter and to provide the Company with sufficient time to complete the QTI Business Combination.

After consultation with GigAcquisitions5, LLC (the “Sponsor”), the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, the sum of $125,000 as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 28, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval by the Company’s stockholders of the Trust Amendment Proposal. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor (or its designees) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [●], 2023, there was approximately $[●] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such Business Combination will be approximately $[●] per share as opposed the approximately $[●] per share to be redeemed upon March 28, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. Each of the Charter Amendment Proposal and Trust Amendment Proposal are more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of one business day prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment or the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of public shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment and the Trust Amendment, at the latest, September 28, 2023.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If both the Charter Amendment Proposal and Trust Amendment Proposal are not approved and the Company does not consummate the QTI Business Combination by March 28, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, will be required to approve the Charter Amendment Proposal and Trust Amendment Proposal. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to approve the Charter Amendment Proposal and Trust Amendment Proposal. Our Board will abandon and not implement the Charter Amendment and Trust Amendment unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

Enclosed is the proxy statement containing detailed information concerning he special meeting, the Company urges you to read this material carefully and vote your shares.

I look forward to seeing you at the special meeting.

[●], 2023	By GigCapital5, Inc.

/s/ Raluca Dinu
Dr. Raluca Dinu
Chief Executive Officer, President, and Secretary

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote virtually at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the special meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting against the proposal.

Important Notice Regarding the Availability of Proxy Materials for the 2023 Special Meeting of Stockholders to be held on [●], 2023: This notice of meeting, the accompanying proxy statement are available at [https://www.cstproxy.com/gigcapital5/2023].

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD SHARES OF COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. ON [●], 2023, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

GIGCAPITAL5, INC.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

2023 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●]

PROXY STATEMENT

The 2023 special meeting of stockholders (the “special meeting”) of GigCapital5, Inc. (the “Company,” “we,” “us” or “our”), a Delaware corporation, will be held at [●].m., Eastern time, on [●], 2023. The special meeting will be held virtually, at [https://www.cstproxy.com/gigcapital5/2023]. At the special meeting, the stockholders will consider and vote upon the following proposals:

Proposal 1	– A proposal to amend the Company’s Amended and Restated Certificate of Incorporation (our “charter”), giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to six (6) times for an additional one (1) month each time, from March 28, 2022 to September 28, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering (the “IPO” and such date, the “Extended Date”); provided that GigAcquisitions5, LLC (or its designees) must deposit into the Trust Account for each one-month extension funds equal $125,000 (such revised extension terms, the “Updated Extension Terms”)) (the “Charter Amendment”) (we refer to this proposal as the “Charter Amendment Proposal”).

Proposal 2	– A proposal to amend the Company’s investment management trust agreement, dated as of September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”) as amended by Amendment No. 1 on September 23, 2022 (the agreement, together with the amendment, the “Trust Agreement”), allowing the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from March 28, 2023 to September 28, 2023 by depositing into the Trust Account for each one-month extension, the sum of $125,000 (the “Extension Payment”) for each one-month extension (we refer to this amendment as the “Trust Amendment”, and we refer to this proposal as the “Trust Amendment Proposal”);

The Company’s charter and Trust Agreement currently provide that the Company has until March 28, 2023 (the date which was 18 months after the consummation of the IPO) to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”). In the event that the Company does not consummate a Business Combination by such date, the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the common stock (“Common Stock”) sold in the IPO (the “public shares”), and (iii) dissolve and liquidate as promptly as possible following such redemption.

As further described below, on December 8, 2022, the Company and QTI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of GigCapital5 (“Merger Sub”), entered into a Business Combination Agreement ( “BCA”) with QT Imaging, Inc., a Delaware corporation (“QT Imaging”), pursuant to which, and subject to the approval of the stockholders of the Company, Merger Sub will merge with and into QT Imaging, with QT Imaging surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the BCA and any other agreement executed and delivered in connection therewith, the “QTI Business Combination”). Following the closing of the Merger, the Company will be renamed “QT Imaging Holdings, Inc.” (the renamed company, “QT Holdings”). The transactions set forth in the BCA would constitute a Business Combination.

The sole purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to provide the Company with sufficient time to complete the QTI Business Combination. The time frame for completing the review by the U.S. Securities and Exchange Commission (the “SEC”) of the Company’s combination prospectus/proxy statement on Form S-4 (the “Combination Proxy Statement”), which the Company filed with the SEC on February 14, 2023, and holding a stockholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination, will extend beyond the March 28, 2023 deadline for completing a Business Combination in the Company’s charter. As a result, the Board of Directors of the Company (the “Board”) currently believes that there will not be sufficient time before March 28, 2023 to complete the QTI Business Combination, which the Board believes it is in the best interests of the Company to complete.

Among other things, the completion of the QTI Business Combination is subject to the satisfaction of the conditions set forth in the BCA, including (i) the Company having an aggregate amount of cash and cash equivalents available from any sources of not less than $15,000,000, (ii) the completion of any required stock exchange and regulatory review, (iii) the approval of the transactions by the Company’s stockholders, QTI’s stockholders, (iv) QTI having delivered certain financial statements to the Company and (vi) the receipt by QTI of any required third-party approvals. Accordingly, no assurances can be made that the proposed transactions will be consummated on the terms or timeframe currently contemplated, or at all. The Board believes that it is in the best interests of our stockholders to provide the Company more time to consummate the QTI Business Combination. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the QTI Business Combination.

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time up to September 28, 2023 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment for each one-month extension equal to $125,000 is deposited into the Trust Account on or prior to the date of the same applicable deadline.

In the IPO, the Company issued and sold to the public, units consisting of public shares and warrants. The Company also issued identical units in a private placement to the Sponsor (as defined below). Since the IPO, holders of units sold in the IPO have been able to break the units into their constituent securities, although not all holders of such units have done so.

The purpose of the Charter Amendment and Trust Amendment is to give the Sponsor the right to extend the Combination Period up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023, in accordance with the terms of the charter and to provide the Company with sufficient time to complete the QTI Business Combination.

After consultation with GigAcquisitions5, LLC (the “Sponsor”), the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, the sum of $125,000 as a loan (each loan being referred to herein as a “Contribution”) for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 28, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval by the Company’s stockholders of the Trust Amendment Proposal. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor (or its designees) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [●], 2023, there was approximately $[●] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such Business Combination will be approximately $[●] per share as opposed the approximately $[●] per share to be redeemed upon March 28, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate. Each of the Charter Amendment Proposal and Trust Amendment Proposal are more fully described in the accompanying proxy statement.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a Business Combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the Business Combination by the applicable termination date.

In connection with the Charter Amendment, if approved by the requisite vote of stockholders, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of one business day prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares (the “Election”). However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal and Trust Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment or the Trust Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date. Each redemption of public shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[●] million of marketable securities as of [●], 2023. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a Business Combination by, under the terms of the Charter Amendment and the Trust Amendment, at the latest, September 28, 2023.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or [●], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

If both the Charter Amendment Proposal and Trust Amendment Proposal are not approved and the Company does not consummate the QTI Business Combination by March 28, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, will be required to approve the Charter Amendment Proposal and Trust Amendment Proposal. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to approve the Charter Amendment Proposal and Trust Amendment Proposal. Our Board will abandon and not implement the Charter Amendment and Trust Amendment unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on [●], 2023, as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, the Board of Directors has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

This proxy statement contains important information about the special meeting and the proposal. Please read it carefully and vote your shares.

i

FORWARD-LOOKING STATEMENTS

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following risks, uncertainties and other factors:

•	our ability to maintain our listing on a national stock exchange;

•	our ability to complete the QTI Business Combination;

•	the anticipated benefits of the QTI Business Combination;

•	our being a company with no operating history and no revenues;

•	our ability to select an appropriate target business or businesses in the event that the QTI Business Combination is not completed;

•	our expectations around the performance of a prospective target business or businesses;

•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•	our potential ability to obtain additional financing to complete our initial business combination;

•	our pool of prospective target businesses, including the location and industry of such target businesses;

•	our ability to consummate an initial business combination due to the continued uncertainty resulting from the COVID-19 pandemic;

•	the ability of our officers and directors to generate a number of potential business combination opportunities in the event that the QTI Business Combination is not completed;

•	our public securities’ potential liquidity and trading;

•	the lack of a market for our securities;

•	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•	the availability to us of funds from interest income on the Trust Account balance;

•	the Trust Account not being subject to claims of third parties;

•	our financial performance following the IPO;

•	risks and uncertainties related to the financial services, commercial real estate services, financial technology, healthcare, software and technology industries; or

•	the other risks and uncertainties discussed in “Risk Factors” and elsewhere in the Combination Proxy Statement.

Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the special meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the special meeting.

The Company is a blank check company formed in 2021 for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities. On September 28, 2021, the Company consummated its IPO (including the exercise of the over-allotment option in full by the Company’s underwriters in the IPO (the “Underwriters”)) from which it derived gross proceeds of $230,000,000. Prior to GigCapital5’s IPO, the Sponsor purchased 10,047,500 shares of Common Stock (the “Founder Shares”) for an aggregate purchase price of $25,000, or approximately $0.0024882 per share. However, 4,312,500 shares of Common Stock issued to the Sponsor were forfeited immediately prior to the IPO due to the reduction of the IPO size. Additionally, the Sponsor consummated the private placement (the “Private Placement”) of 795,000 private placement units (each, a “Private Placement Unit” and collectively, the “Private Placement Units”) simultaneously with the consummation of GigCapital5’s IPO for an aggregate purchase price of $7.95 million. As a result, the Sponsor has the right to vote a total of 6,530,000 shares of Common Stock. Like most blank check companies, our charter provides for the return of the IPO proceeds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. In our case, the original charter was amended such that the Company currently has until March 28, 2023 (i.e., 18 months from the consummation of the IPO, or the “Combination Period”) to consummate its initial Business Combination.

On December 8, 2022, the Company and Merger Sub entered into the BCA with QT Imaging, pursuant to which, and subject to the approval of the stockholders of the Company, Merger Sub will merge with and into QT Imaging, with QT Imaging surviving the Merger as a wholly-owned subsidiary of the Company. Following the closing of the Merger, the Company will be renamed “QT Imaging Holdings, Inc.” The transactions set forth in the BCA would constitute a Business Combination. The time frame for completing the review by the SEC of the Company’s Combination Proxy Statement, previously filed by the Company with the SEC on February 14, 2023, and holding a stockholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination will extend beyond the March 28, 2023 deadline for completing a Business Combination in the Company’s charter.

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time up to September 28, 2023 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment equal to $125,000 for each one-month extension is deposited into the Trust Account on or prior to the date of the same applicable deadline.

Therefore, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal would extend the amount of time that the Company has to complete the QTI Business Combination. Our Board believes that it is in the best interests of the stockholders to extend the Combination Period to provide the Company with more time to consummate the QTI Business Combination. Therefore, the Board is submitting the proposal described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

1.

To amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering), provided that the Sponsor (or its designees) must deposit into the Trust Account for each one-month extension funds equal to $125,000.

2.

To amend the Company’s investment management trust agreement, dated as of September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as amended by Amendment No.1 on September 23, 2022, allowing the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from March 28, 2023 to September 28, 2023 by depositing into the Trust Account for each one-month extension, the sum of $125,000.

What is the purpose of the Charter Amendment and Trust Amendment?

The sole purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to provide the Company with sufficient time to complete the QTI Business Combination. The Board believes that it is in the best interests of our stockholders to provide the Company more time to complete the QTI Business Combination. The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the QTI Business Combination.

The Company’s existing charter and Trust Agreement currently provide that the Company has the right to extend the Combination Period up to six (6) times for an additional one (1) month each time from September 28, 2022 (i.e., 12 months from the consummation of the IPO) up to March 28, 2023 (i.e., 18 months from the consummation of the IPO), which the Company has done. If the Company does not complete a Business Combination by March 28, 2023 and does not extend the Combination Period, then the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the public shares, and (iii) dissolve and liquidate as promptly as possible following such redemption.

On December 8, 2022, the Company and Merger Sub entered into the BCA with QT Imaging, pursuant to which, and subject to the approval of the stockholders of the Company, Merger Sub will merge with and into QT Imaging, with QT Imaging surviving the Merger as a wholly-owned subsidiary of the Company. Following the closing of the Merger, the Company will be renamed “QT Imaging Holdings, Inc.” The transactions set forth in the BCA would constitute a Business Combination. The time frame for completing the review by the SEC of the Company’s previously filed Combination Proxy Statement and holding a stockholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination will extend beyond the March 28, 2023 deadline for completing a Business Combination in the Company’s charter.

If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will instead have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time up to September 28, 2023 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment equal to $125,000 for each one-month extension is deposited into the Trust Account on or prior to the date of the same applicable deadline. Therefore, if the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have up to an additional six (6) months to complete the QTI Business Combination.

Approval of the Charter Amendment Proposal and Trust Amendment Proposal is a condition to the implementation of the Updated Extension Terms.

Why is the Company proposing the Charter Amendment Proposal and Trust Amendment Proposal?

The Company’s existing charter and Trust Agreement currently provide that the Company must return the IPO proceeds held in trust of the public shares if the Company does not consummate a Business Combination by March 28, 2023 (i.e., 18 months from the consummation of the IPO). However, as the Company explains below, our Board believes that there will not be sufficient time before March 28, 2023 to complete the QTI Business Combination.

The purpose of the Charter Amendment and Trust Amendment is to provide the Company with the sufficient time that it needs to complete the QTI Business Combination, which our Board believes is in the best interests of our stockholders. The Company needs additional time to satisfy the conditions to completion of the QTI Business Combination. The time frame for completing the review by the SEC of the Company’s previously filed Combination Proxy Statement and holding a shareholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination will extend beyond the March 28, 2023 deadline in the charter for the Company to consummate a Business Combination. Upon completion of the SEC’s review of the Combination Proxy Statement, the Company intends to disseminate the Combination Proxy Statement to the Company’s stockholders and hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the QTI Business Combination.

Why should I vote for the Charter Amendment Proposal and Trust Amendment Proposal?

Our Board believes stockholders will benefit from the Company consummating the QTI Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the date by which the Company must complete a Business Combination until the Extended Date.

The Updated Extension Terms would give the Company the time and opportunity to complete the QTI Business Combination.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before March 28, 2023, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and funds on pursuing the QTI Business Combination, circumstances warrant providing those who believe they might find the QTI Business Combination to be an attractive investment with an opportunity to consider such transaction.

Our Board recommends that you vote in favor of the Charter Amendment Proposal and Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

What amount will holders receive upon consummation of a subsequent Business Combination or liquidation if both the Charter Amendment Proposal and Trust Amendment Proposal are approved?

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees), has agreed to contribute to us as a loan the Contributions. For example, if the Company takes until September 28, 2023 to complete its Business Combination, which would represent an extension for additional six calendar months, the Sponsor (or its designees) would make aggregate maximum Contributions of approximately $750,000 (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement) and the per-share amount contributed for the six-month extension would be approximately $[•] per share. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval by the Company’s stockholders of the Trust Amendment Proposal. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [•], 2023, there was approximately $[•] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination will be approximately $[•] per share as opposed the approximately $[•] per share to be redeemed upon March 28, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote any Common Stock over which they have voting control (including any public shares owned by them) in favor of the proposals.

The initial stockholders, who are the Sponsor, the Company’s Treasurer and Chief Financial Officer, Brad Weightman, and Interest Solutions, LLC, an affiliate of ICR, LLC, an investor relations firm providing services to the Company, are not entitled to redeem the Founder Shares, the shares of Common Stock issued to them for services provided to the Company, or any shares that are a constituent security of any Private Placement Units that they hold (collectively, the “Private Shares”). With respect to any public shares purchased on the open market by the initial stockholders and the Company’s directors and their respective affiliates, such public shares may be redeemed. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,545,000 Private Shares, including those held as a constituent security of Private Placement Units, and which represents approximately 62% of the Company’s issued and outstanding Common Stock.

In addition, the Sponsor or the Company’s or a potential target’s, executive officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment Proposal and Trust Amendment Proposal and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment Proposal and Trust Amendment Proposal. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposal, the Board has determined that the proposal is in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Charter Amendment Proposal and Trust Amendment Proposal.

What vote is required to adopt the Charter Amendment Proposal and Trust Amendment Proposal?

Approval of each of the Charter Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s outstanding Common Stock, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units, on the record date. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to approve the Charter Amendment Proposal and Trust Amendment Proposal.

If the Charter Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001.

What happens if I sell my Common Stock or units of the Company before the special meeting?

The [•], 2023 record date is earlier than the date of the special meeting. If you transfer your public shares, including those shares held as a constituent security of our units, after the record date, but before the special meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the special meeting. If you transfer your shares of Common Stock prior to the record date, you will have no right to vote those shares at the special meeting.

What if I don’t want to vote for the Charter Amendment Proposal and Trust Amendment Proposal?

If you do not want the Charter Amendment Proposal and Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Charter Amendment Proposal and Trust Amendment Proposal are approved, and the Updated Extension Terms are implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate a Business Combination.

What happens if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, and we do not consummate the QTI Business Combination by March 28, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our Private Placement Units will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Private Shares, including the shares that are a constituent security of the Private Placement Units. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $100,000) and have agreed not to seek repayment of such expenses.

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

The Company will then continue to work to consummate the QTI Business Combination by the Extended Date, which will involve:

•	finalizing the Combination Proxy Statement that has been filed with the SEC;

•	distributing the Combination Proxy Statement to stockholders; and

•	holding a special meeting to consider the QTI Business Combination.

The Company is seeking approval of the Charter Amendment Proposal and Trust Amendment Proposal because the Company will not be able to complete all of the tasks listed above prior to March 28, 2023. If both the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Company will seek stockholder approval of the QTI Business Combination. If stockholders approve the QTI Business Combination (which approval will be solicited at a future date at a special meeting different than the meeting addressed by this proxy statement), the Company expects to consummate the QTI Business Combination as soon as possible following stockholder approval.

Upon approval by a majority of the Common Stock (including those shares held as a constituent security of our units) outstanding as of the record date of the Charter Amendment Proposal and Trust Amendment Proposal, the Company will file a second amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Common Stock, and public warrants will remain publicly traded.

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of the Company’s Common Stock held by our initial stockholders through the Private Shares.

Would I still be able to exercise my redemption rights if I vote against a Business Combination?

Yes. Assuming you are a stockholder as of the record date for voting on the QTI Business Combination, you will be able to vote on the QTI Business Combination when it is submitted to stockholders. If you disagree with the QTI Business Combination, you will retain your right to redeem your public shares upon consummation of the QTI Business Combination, subject to any limitations set forth in the charter.

When and where is the special meeting?

The special meeting will be held at [•].m. Eastern time, on [•], 2023, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the special meeting by visiting [https://www.cstproxy.com/gigcapital5/2023] and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the meeting telephonically by dialing [•] (toll-free within the United States and Canada) or [•] (outside of the United States and Canada, standard rates apply). The passcode for telephone access is [•], but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding the COVID-19 pandemic, the special meeting will be held in virtual meeting format only. You will not be able to attend the Special Meeting physically.

How do I attend the virtual special meeting, and will I be able to ask questions?

As a registered stockholder, you received a Proxy Card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the virtual annual meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental Stock Transfer & Trust Company at the phone # or e-mail address below. Continental Stock Transfer & Trust Company support contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on [•], 2023 at [•].m. EST (4 business days prior to the meeting date). Enter the URL address into your browser [https://www.cstproxy.com/gigcapital5/2023], enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the meeting you will need to re-log in using your control # and will also be prompted to enter your control # if you vote during the meeting.

Beneficial holders, who own their investments through a bank or broker, will need to contact Continental Stock Transfer & Trust Company to receive a control number. If you plan to vote at the meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote Continental Stock Transfer & Trust Company will issue you a guest control number with proof of ownership. Either way you must contact Continental Stock Transfer & Trust Company for specific instructions on how to receive the control number. We can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.

If you do not have internet capabilities, you can listen only to the meeting by dialing [•] (toll-free), within the U.S. and Canada, or [•] (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number [•]. This is listen only, you will not be able to vote or enter questions during the meeting.

How do I vote?

If you are a holder of record of Company Common Stock, including those shares held as a constituent security of our units, you may vote virtually at the special meeting or by submitting a proxy for the special meeting. Whether or not you plan to attend the special meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the special meeting and vote virtually if you have already voted by proxy.

If your shares of Company Common Stock, including those shares held as a constituent security of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the special meeting or by voting virtually at the special meeting. Attendance at the special meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA, Attn: Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the special meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for the proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. The proposal for the approval of the Charter Amendment Proposal and Trust Amendment Proposal, however, is a “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to the non-routine or “non-discretionary” proposal.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock on the record date, including those shares held as a constituent security of our units, are represented virtually or by proxy at the special meeting. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to satisfy the quorum requirement by its attendance at the special meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the special meeting. Abstentions (but not broker non-votes) will be counted towards the quorum requirement. If there is no quorum, the presiding officer of the special meeting may adjourn the special meeting to another date.

Who can vote at the special meeting?

Only holders of record of the Company’s Common Stock, including those shares held as a constituent security of our units, at the close of business on [•], 2023, are entitled to have their vote counted at the special meeting and any adjournments or postponements thereof. On this record date, 10,559.050 shares of Common Stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the special meeting or vote by proxy. Whether or not you plan to attend the special meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the special meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of Private Shares, Private Placement Units (which include as a constituent security, and warrants that may become exercisable in the future, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Charter Amendment — Interests of the Company’s Directors and Executive Officers.”

What if I object to the Charter Amendment or Trust Amendment? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with the Charter Amendment or the Trust Amendment under the DGCL.

What happens to the Company’s warrants if the Charter Amendment Proposal and Trust Amendment Proposal are not approved?

If the Charter Amendment Proposal or Trust Amendment Proposal is not approved, the Company will not have sufficient time to complete the QTI Business Combination. If we do not consummate an initial business combination by March 28, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and the Company’s warrants will expire worthless.

What happens to the Company’s Private Placement Units if both the Charter Amendment Proposal and Trust Amendment Proposal are approved?

If both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Company will continue its efforts to consummate the QTI Business Combination until the Extended Date and will retain the blank check company restrictions previously applicable to it, and the Private Placement Units will remain outstanding in accordance with their terms.

How do I redeem my shares of Company Common Stock?

If the Updated Extension Terms are implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the approval of the Updated Extension Terms, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve the QTI Business Combination, or if the Company has not consummated a Business Combination by the Extended Date.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. EST on [•], 2023. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Charter Amendment, Trust Amendment and Election.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal and Trust Amendment Proposal are approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern time, on [•], 2023, (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal and Trust Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment Proposal and Trust Amendment Proposal will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal and Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal and Trust Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Updated Extension Terms would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a public unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding public units must separate the underlying public shares, public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and Public Warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my shares of Company Common Stock?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies. The Company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the special meeting. The Company has agreed to pay Morrow Sodali’s customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Where do I find the voting results of the special meeting?

We will announce preliminary voting results at the special meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the special meeting.

Who can help answer my questions?

If you have questions about the proposal or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

GigCapital5, Inc.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

Attn: Dr. Raluca Dinu

Telephone: (650) 276-7040

You may also contact the Company’s proxy solicitor at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (203) 658-9400 (Call Collect)

or

Call Toll-Free: (800) 662-5200

Email: GIA.info@investor.morrowsodali.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The 2023 special meeting will be held at [•].m., Eastern time, on [•], 2023. The special meeting will be held virtually, at [https://www.cstproxy.com/gigcapital5/2023].

Stockholders are being asked to vote on the following proposals:

1. To the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering), provided that the Sponsor (or its designees) must deposit into the Trust Account for each one-month extension funds equal to $125,000.

2. To amend the Company’s investment management trust agreement, dated as of September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 on September 23, 2022, allowing the Company to (a) extend the Combination Period up to six (6) times for an additional one (1) month each time from March 28, 2023 to September 28, 2023 by depositing into the Trust Account for each one-month extension, the sum of $125,000.

Voting Power; Record Date; Quorum

You will be entitled to vote or direct votes to be cast at the special meeting if you owned our Common Stock, including as a constituent security of a unit, at the close of business on [•], 2023, the record date for the special meeting. You will have one vote per proposal for each share of Common Stock you owned at that time. Our warrants do not carry voting rights.

At the close of business on the record date, there were 10,559,050 outstanding shares of Common Stock entitled to vote, of which 6,545,000 were Private Shares, including those held as a constituent security of Private Placement Units. Each share of Common Stock is entitled to one vote. The presence in person or by proxy at the special meeting of the holders of 5,279,526 shares, or a majority of the number of outstanding shares of Common Stock, will constitute a quorum. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to satisfy the quorum requirement by its attendance at the special meeting. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so-called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Votes Required

Approval of the Charter Amendment Proposal and Trust Amendment Proposal will require the affirmative vote of holders of a majority of the Company’s Common Stock outstanding on the record date, including the Common Stock owned by our initial stockholders and the shares that are a constituent security of our units. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to approve the Charter Amendment Proposal and Trust Amendment Proposal.

If you do not vote (i.e., you “abstain” from voting on the proposal), your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

If you do not want the proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal and Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment and Trust Amendment.

Broker Non-Votes

Holders of shares of our Common Stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non-routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Charter Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1 or 2 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

Voting

You can vote your shares at the special meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the special meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the special meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Dr. Raluca Dinu and Dr. Avi S. Katz to act as your proxy at the special meeting. One of them will then vote your shares at the special meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposal presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the special meeting.

Alternatively, you can vote your shares in person by attending the special meeting. You will be given a ballot at the special meeting.

A special note for those who plan to attend the special meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the special meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the special meeting in the manner you direct. You may vote for or withhold your vote for the nominee or any proposal or you may abstain from voting. All valid proxies received prior to the special meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Charter Amendment Proposal and Trust Amendment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the special meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Morrow Sodali, at (203) 658-9400 (call collect), (800) 662-5200 (call toll-free), or by sending an email to GIA.info@investor.morrowsodali.com

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the special meeting. A proxy may be revoked by filing with the Secretary at GigCapital5, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303 either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the special meeting and voting virtually.

Simply attending the special meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Special Meeting

Only holders of Common Stock, their proxy holders and guests the Company may invite, may attend the special meeting. If you wish to attend the special meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposal being presented to stockholders at the special meeting. The Company has agreed to pay Morrow Sodali’s customary fees. The Company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (203) 658-9400 (Call Collect)

or

Call Toll-Free: (800) 662-5200

Email: GIA.info@investor.morrowsodali.com

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the special meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Common Stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposal to be voted on at the special meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the special meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of 2023 Special Meeting and with respect to any other matters which may properly come before the special meeting. If other matters do properly come before the special meeting, or at any adjournment(s) of the special meeting, the Company expects that the shares of Common Stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303. Our telephone number at such address is (650) 276-7040.

BACKGROUND

The Company

We are a blank check company formed in Delaware on January 19, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Our principal executive offices are located at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303.

There are currently 10,559,050 shares of our Common Stock issued and outstanding.

As of the date of this proxy statement, approximately $[•] million in proceeds from our IPO, the simultaneous sale of units in the Private Placement, contributions made for extensions since September 28, 2022 pursuant to the terms of the charter, and interest income are being held in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee. The Trust Account is and will remain invested in U.S. government treasury bills with a maturity of one hundred and eighty-five (185) days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940 which invest only in direct U.S. government obligations until the earlier of (i) the consummation of our initial business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

The Proposed QTI Business Combination

As previously announced, on December 8, 2022, and as further described in the Combination Proxy Statement filed with the SEC on February 14, 2023, we agreed that Merger Sub, our wholly-owned subsidiary, will merge with and into QTI Imaging, with QTI Imaging surviving as our wholly-owned subsidiary (the “Surviving Corporation”), in the QTI Business Combination pursuant to the terms of the BCA. Our Board believes that the QTI Business Combination is compelling, and the consummation thereof is in the best interests of our stockholders. We, Merger Sub, and QTI Imaging are working to finalize the Combination Proxy Statement to seek stockholder approval of the QTI Business Combination at a special meeting of our stockholders, and to ensure that such Combination Proxy Statement satisfies all requirements of the SEC, and to otherwise satisfy the closing conditions in order to consummate the QTI Business Combination. Under the current terms of our charter, this must be accomplished by March 28, 2023. Our Board believes that in order to be able to successfully complete the QTI Business Combination, it is necessary and appropriate to obtain the Updated Extension Terms. As noted, the Updated Extension Terms would extend the date by which we must complete the QTI Business Combination to the Extended Date, or September 28, 2023. Our Board has determined that it is in the best interests of our stockholders to extend the date by which we must complete the QTI Business Combination to the Extended Date.

Subject to the terms and conditions contained in the BCA, at the effective time of the QTI Business Combination (the “Effective Time”), each share of common stock of QTI Imaging (“QTI Common Stock“) (including shares of QTI Common Stock issued upon the exercise or conversion of options, warrants, or convertible notes) will be canceled and converted into the right to receive (i) a number of shares (the “Per Share Merger Consideration”) of Common Stock equal to the Exchange Ratio (as defined below), and (ii) the contingent right to receive a portion of the Merger Consideration Earnout Shares (as defined below), if, as and when payable.

The “Exchange Ratio” equals the Aggregate Merger Consideration (as defined in below) divided by the sum of the aggregate number of shares of QTI Common Stock issued and outstanding immediately prior to the Effective Time and the aggregate number of In-The-Money Company Warrant Shares (as defined below). The “Aggregate Closing Merger Consideration” means a number of shares of GigCapital5 Common Stock equal to the difference of: (a) the quotient of (i) the Aggregate Closing Merger Consideration Value (as defined below), divided by (ii) $10.00; minus (b) the Aggregate Excess Company Transaction Expenses Shares (as defined below). The “Aggregate Closing Merger Consideration Value” means (a) the sum of (i) $151,000,000, plus (ii) the sum of the exercise prices of all In-the-Money Company Warrants, plus (iii) the cash of QT Imaging as of immediately prior to the Effective Time, plus (iv) the Paid Company Transaction Expenses (as defined below), minus (b) the debt of QT Imaging as of immediately prior to the Effective Time after conversion of any convertible notes that are being converted into shares of QTI Common Stock immediately prior to the Effective Time in accordance with the terms of such convertible notes, and which debt of QT Imaging will not exceed $4,000,000. The “Aggregate Excess Company Transaction Expenses Shares” means a number of shares of Common Stock equal to the quotient of (a) the amount of transaction expenses of QT Imaging incurred by or on its behalf in connection with the preparation, negotiation and execution of the Business Combination Agreement and the consummation of the transactions that the Business Combination Agreement contemplates (the “Company Transaction Expenses”), in excess of $4,000,000, if any, divided by (b) $10.00, and rounded up to the nearest whole share, and will include all shares to be issued to two entities providing services to QT Imaging as partial payment of the Company Transaction Expenses for such entities. The “Paid Company Transaction Expenses” are all Company Transaction Expenses that QT Imaging will have paid prior to the close of business on the business day immediately preceding the closing of the QTI Business Combination.

Further, prior to the Effective Time, QT Imaging will in a manner acceptable to GigCapital5 take such actions as are necessary to terminate each stock option of QT Imaging (the “QT Imaging Options”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, including by payment or in accordance with the terms of the QT Imaging stock option plan, the QT Imaging Options will be terminated without any conversion of such QT Imaging Options and no payment or distribution will be made, and the holder of any QT Imaging Options will cease to have any rights, with respect to such QT Imaging Options.

Effective as of the Effective Time, each outstanding In-the-Money Company Warrant that is not exercised and exchanged prior to the Effective Time will automatically, without any action on the part of the holder of an In-the-Money Company Warrant, in accordance with the provisions of an In-the-Money Company Warrant (for the avoidance of doubt, as may be amended following the date of the BCA with the written approval of GigCapital5), be converted into a warrant to acquire a number of shares of Common Stock at an adjusted exercise price per share (each such resulting warrant, an “Assumed Warrant”). Each Assumed Warrant will be subject to the same terms and conditions as were applicable to such corresponding In-the-Money Company Warrant immediately prior to the Effective Time (including applicable vesting conditions), except to the extent such terms or conditions are rendered inoperative by the QTI Business Combination. Accordingly, effective as of the Effective Time: (A) each such Assumed Warrant will be exercisable solely for shares of Common Stock; (B) the number of shares of Common Stock subject to each Assumed Warrant will be determined by multiplying the number of shares of QTI Common Stock subject to such In-the-Money Company Warrant, as in effect immediately prior to the Effective Time, by the Per Share Merger Consideration, and rounding the resulting number down to the nearest whole number of shares of GigCapital5 Common Stock; (C) the per share exercise price for the Common Stock issuable upon exercise of each Assumed Warrant will be determined by dividing the per share exercise price for the shares of QTI Common Stock subject to the In-the-Money Company Warrant, as in effect immediately prior to the Effective Time, by the Per Share Merger Consideration, and rounding the resulting exercise price up to the nearest whole cent; and (D) the holder of each In-the-Money Company Warrant outstanding as of immediately prior to the Effective Time will be entitled to the contingent right to receive a portion of the Merger Consideration Earnout Shares, if, as and when payable.

Further, subject to the terms and conditions contained in the BCA, at the Effective Time, each share of common stock of Merger Sub (“Merger Sub Common Stock”) issued and outstanding immediately prior to the effective time will be converted into and exchanged for one share of common stock of the Surviving Corporation.

After the QTI Business Combination has closed, QTI equity holders immediately prior to the Effective Time will have the contingent right to receive additional shares of Common Stock based on the performance of QTI Holdings of certain requirements (the “Triggering Events”). At the closing of the QTI Business Combination and immediately prior to the Effective Time, GigCapital5 will deposit with a bank or trust company that will be designated by GigCapital5 and is reasonably satisfactory to QT Imaging (the “Exchange Agent”), among other shares, the sum of 9,000,000 shares of Common Stock (the “Merger Consideration Earnout Shares”). Promptly upon the occurrence of any Triggering Event, including the filing of a Form 10-K by QTI Holdings in 2023, 2024, and 2025, and the achievement of certain performance milestones, the Exchange Agent shall release up to an aggregate of 3,000,000 Pro Rata Shares (as defined in the BCA) of Merger Consideration Earnout to QTI equity holders, in each of 2023, 2024, and 2025.

The Company and QT Imaging cannot complete the QTI Business Combination unless the Company’s stockholders approve the QTI Business Combination, including the issuance of GigCapital5 Common Stock to QTI equity holders as merger consideration and certain of the other proposals contained in the Combination Proxy Statement.

You are not being asked to vote on the Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider the Business Combination, you will be entitled to vote on the Business Combination when it is submitted to stockholders and will retain the right to redeem your public shares for cash in the event the Business Combination is approved and completed or we have not consummated a business combination by the Extended Date.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of [•], 2023.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership of Common Stock		Approximate Percentage of Outstanding Shares of Common Stock(3)
Five Percent Holders of GigCapital5, Inc.
GigAcquisitions5, LLC (2)	6,530,000	(4)	61.8%
Directors and Named Executive Officers of the Company(1)
Dr. Avi S. Katz (2)	6,530,000	(4)	61.8%
Dr. Raluca Dinu	—		—
Dorothy D. Hayes	—		—
Raanan I. Horowitz	—		—
Karen Rogge	—		—
Brad Weightman	5,000	*
All directors and officers as a group prior to the business combination (6 individuals)	6,545,000		62.0%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o GigCapital5, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303.
(2)

Consists of shares of common stock owned by the Sponsor, for which Dr. Avi S. Katz is the manager, and has sole voting and dispositive power over the shares held by the Sponsor. Dr. Katz is a U.S. citizen.

(3)	Based on 10,559,050 shares of Common Stock outstanding as of [•], 2023.
(4)	Includes 795,000 shares of Common Stock underlying Private Placement Units.

PROPOSAL NO. 1 — THE CHARTER AMENDMENT

The Charter Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a Business Combination on a monthly basis up to the Extended Date.

The Company’s charter and Trust Agreement originally provided that the Company had until September 28, 2022 (the date which was 12 months after the consummation of the IPO) to complete a Business Combination, which were amended with the approval of the Company’s stockholders on September 23, 2022 to extend the date to March 28, 2023 (the date which is 18 months after the consummation of the IPO). In the event that the Company does not consummate a Business Combination by March 28, 2023, the Company shall (i) cease all operations except for the purpose of winding up, and (ii) redeem 100% of the public shares, and (iii) dissolve and liquidate as promptly as possible following such redemption.

The sole purpose of the Charter Amendment Proposal is to provide the Company with sufficient time to complete the QTI Business Combination. The time frame for completing the review by the SEC of the Company’s Combination Proxy Statement, previously filed by the Company with the SEC on February 14, 2023, and holding a stockholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination will extend beyond the March 28, 2023 deadline for completing a Business Combination in the Company’s charter. The Board currently believes that there will not be sufficient time before March 28, 2023 to complete the QTI Business Combination.

A copy of the proposed second amendment to the Company’s existing charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Company’s IPO prospectus and charter in effect immediately following such IPO provided that the Company initially had until September 28, 2022 (the date which is 12 months after the consummation of the IPO) to complete a Business Combination. The Company’s existing charter and Trust Agreement currently provide that the Combination Period has been extended to March 28, 2023 (i.e., 18 months from the consummation of the IPO). The Charter Amendment Proposal seeks to allow for the Combination Period to be extended up to six (6) times for an additional one (1) month each time from March 28, 2023 up to September 28, 2023 (i.e., 24 months from the consummation of the IPO).

If the Charter Amendment Proposal is not approved and the Company does not consummate the QTI Business Combination by March 28, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Proposal is approved together with the Trust Amendment, the Sponsor will have the right to extend the Combination Period up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, the Contributions in the sum of $125,000 as a loan for the Company to deposit the fund into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 28, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval by the Company’s stockholders of the Trust Amendment Proposal. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [•], 2023, there was approximately $[•] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination will be approximately $[•] per share as opposed the approximately $[•] per share to be redeemed upon March 28, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.

The Company intends to hold another stockholders meeting prior to the Extended Date in order to seek stockholder approval of the QTI Business Combination. Therefore, the Company is not asking you to vote on a Business Combination at this time. If the Updated Extension Terms are implemented and you do not elect to redeem your public shares, you will retain the right to vote on the QTI Business Combination and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest, divided by the number of then outstanding public shares, in the event the QTI Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

The Company’s existing charter provides that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a Business Combination before March 28, 2023, the Company will provide its public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and funds on pursuing the QTI Business Combination, circumstances warrant providing those who believe they might find the QTI Business Combination to be an attractive investment with an opportunity to consider such transaction.

If the Charter Amendment Proposal is Not Approved

If both the Charter Amendment Proposal and Trust Amendment Proposal are not approved and the Company does not consummate the QTI Business Combination by March 28, 2023, as contemplated by our charter, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the trust account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights or warrants, which will expire worthless in the event the Company winds up.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal is approved, the Company will file a second amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it must complete a Business Combination on a monthly basis until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public warrants will remain publicly traded. The Company will then continue to work to consummate a Business Combination by the Extended Date.

If the Charter Amendment Proposal is approved together with the Trust Amendment Proposal, and the Company extends the Combination Period to September 28, 2023, with one (1) month extension each time after March 28, 2023, the additional redemption amount added to the Trust Account will be approximately $[•] per share, assuming no redemptions.

You are not being asked to vote on a Business Combination at this time. If the Updated Extension Terms are implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a Business Combination is approved and completed or the Company has not consummated a Business Combination by the Extended Date.

If the Charter Amendment Proposal is approved, and the Updated Extension Terms are implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account after such withdrawal and before payment of the Contributions if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the $[•] million (including interest but less the funds used to pay taxes) that was in the Trust Account as of [•], 2023. However, the Company will not proceed with the extension if the number of redemptions of our public shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Updated Extension Terms are implemented, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to such approval, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. However, the Company may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Charter Amendment and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a Business Combination by the Extended Date.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if both the Charter Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor (or its designees) will contribute to the Company for each one-month extension, the Contribution for the Company to deposit the funds into the Trust Account as the Extension Payment, and to extend the Combination Period for an additional one (1) month period each time until September 28, 2023. Each Contribution will be deposited in the Trust Account within one business day prior to the beginning of the additional extension period (or portion thereof), other than the first Contribution which will be made on the day of the approval by the Company’s stockholders of the Trust Amendment Proposal. The Contribution(s) will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

As of [•], 2023, there was approximately $[•] million in the Trust Account. Accordingly, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Updated Extension Terms are implemented and the Company takes the full time through the Extended Date to complete the initial Business Combination, the redemption amount per share at the meeting for such business combination will be approximately $[•] per share as opposed the approximately $[•] per share to be redeemed upon March 28, 2023 if the Company is unable to complete a Business Combination (assuming no public shares were redeemed and without factoring in the accrual of interest on the proceeds of the Trust Account after the date of this proxy statement). The Contributions are conditioned upon the implementation of the Charter Amendment Proposal and Trust Amendment Proposal. The Contributions will not occur if both the Charter Amendment Proposal and Trust Amendment Proposal are not approved, or the Updated Extension Terms are not implemented (although the Sponsor (or its designees) may choose to make payments to extend in accordance with the current provisions in the Company’s existing Charter). The Sponsor (or its designees) will have the sole discretion whether to continue extending for additional calendar months until the Extended Date and if the Sponsor determines not to continue extending for additional calendar months, its obligation to make Contributions will terminate.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO [•] EST ON [•]. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Charter Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m. Eastern time, on [•], 2023, (a) submit a written request to the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind-(mzimkind@continentalstock.com), that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Charter Amendment Proposal.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Charter Amendment will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the special meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the special meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Charter Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes, divided by the number of then outstanding public shares. Based on the amount in the Trust Account as of [•], 2023, this would amount to approximately $[•] per share. The closing price of the common stock on [•], 2023, the most recent closing price, was $[•].

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to the vote on the Charter Amendment. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

Material U.S. Federal Income Tax Consequences

The following discussion is a general summary of certain material U.S. federal income tax consequences to the Company’s stockholders with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), laws, regulations, rulings and decisions in effect on the date hereof, all of which are subject to change, possibly with retroactive effect, and to varying interpretations, which could result in U.S. federal income tax consequences different from those described below. This discussion does not address the tax consequences to stockholders under any state, Eastern, or non-U.S. tax laws or any other U.S. federal tax, including the alternative minimum tax provisions of the Code and the net investment income tax.

This discussion applies only to stockholders of the Company who hold their shares as a “capital asset,” as defined in the Code. This discussion does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances or to certain types of stockholders subject to special treatment under the Code, including, without limitation, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, cooperatives, banks and certain other financial institutions, insurance companies, tax exempt organizations, retirement plans, stockholders that are, or hold shares through, partnerships or other pass through entities for U.S. federal income tax purposes or investors therein, U.S. Holders (as defined below) whose functional currency is not the U.S. dollar, dealers in securities or foreign currency, traders that mark to market their securities, U.S. Holders subject to special accounting rules under

Section 451(b) of the Code, certain former citizens and long-term residents of the United States, and stockholders holding Company shares as a part of a straddle, hedging, constructive sale or conversion transaction. If an entity or arrangement treated as a partnership for U.S. federal income tax purposes is a stockholder, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Partners should consult their own tax advisors regarding the specific tax consequences to them of their partnership making the Election.

No legal opinion of any kind has been or will be sought or obtained regarding the U.S. federal income tax or any other tax consequences of making or not making the Election. In addition, the following discussion is not binding on the U.S. Internal Revenue Service (“IRS”) or any other taxing authority, and no ruling has been or will be sought or obtained from the IRS or other taxing authority with respect to any of the U.S. federal income tax consequences or any other tax consequences that may arise in connection with the Election. There can be no assurance that the IRS or other taxing authority will not challenge any of the general statements made in this summary or that a U.S. court or other judicial body would not sustain such a challenge.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS TAX ADVICE. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF MAKING OR NOT MAKING THE ELECTION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE, EASTERN AND NON-U.S. TAX RULES AND POSSIBLE CHANGES IN LAWS THAT MAY AFFECT THE TAX CONSEQUENCES DESCRIBED IN THIS PROXY STATEMENT.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A stockholder who does not make the Election (including any stockholder who votes in favor of the Charter Amendment) will continue to own his shares and warrants, and will not recognize any income, gain or loss for U.S. federal income tax purposes by reason of the Charter Amendment.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

A stockholder is a U.S. Holder for U.S. federal income tax purposes if such stockholder is (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) that was created or organized in the U.S. or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) such trust has in effect a valid election to be treated as a United States person. A U.S. Holder includes an individual who satisfies the substantial presence test. The substantial presence test is satisfied if an individual is physically present in the U.S. for at least 31 days during the current year, and 183 days during the 3-year period that includes the current year and the 2 years immediately before that, counting (1) all the days such individual was present in the current year, (2) 1/3 of the days such individual was present in the prior year, and (3) 1/6 of the days such individual was present in the year before that. An exception may apply under certain conditions if the individual is present for fewer than 183 days in the taxable year and has a tax home in and a closer connection with a foreign country than with the United States. Other exceptions may apply, including tax treaty based exceptions.

A U.S. Holder who makes the Election will receive cash in exchange for the tendered shares, and will be considered for U.S. federal income tax purposes either to have made a sale of the tendered shares (a “Sale”), or will be considered to have received a distribution with respect to his shares (a “Distribution”) that may be treated as (i) dividend income, (ii) a nontaxable recovery of basis in his investment in the tendered shares, or (iii) gain (but not loss) as if the shares with respect to which the Distribution was made had been sold.

If redemption of shares is treated as a Sale, the U.S. Holder will recognize gain or loss equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the redeemed shares. Any such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the holding period of the redeemed shares exceeds one year as of the date of the redemption. A U.S. Holder’s adjusted tax basis in the redeemed shares generally will equal the U.S. Holder’s acquisition cost for those shares. If the holder purchased an investment unit consisting of both shares and warrants, the cost of such unit must be allocated between the shares and warrants that comprised such unit based on their relative fair market values at the time of the purchase. Calculation of gain or loss must be made separately for each block of shares owned by a U.S. Holder.

A redemption will be treated as a Sale with respect to a U.S. Holder if the redemption of the U.S. Holder’s shares (i) results in a “complete termination” of the U.S. Holder’s interest in the Company, (ii) is “substantially disproportionate” with respect to the U.S. Holder or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. In determining whether any of these tests has been met, each U.S. Holder must consider not only shares actually owned but also shares deemed to be owned by reason of applicable constructive ownership rules. A U.S. Holder may be considered to constructively own shares that are actually owned by certain related individuals or entities. In addition, a right to acquire shares pursuant to an option causes the covered shares to be constructively owned by the holder of the option. Accordingly, any U.S. Holder who has tendered all of his actually owned shares for redemption but continues to hold warrants after the redemption will generally not be considered to have experienced a complete termination of his interest in the Company.

In general, a distribution to a U.S. Holder in redemption of shares will qualify as “substantially disproportionate” only if the percentage of the Company’s shares that are owned by the U.S. Holder (actually and constructively) after the redemption is less than 80% of the percentage of outstanding Company shares owned by such U.S. Holder before the redemption. Whether the redemption will result in a more than 20% reduction in a U.S. Holder’s percentage interest in the Company will depend on the particular facts and circumstances, including the number of other tendering U.S. Holders that are redeemed pursuant to the Election.

Even if the redemption of a U.S. Holder’s shares in connection with the Charter Amendment is not treated as a Sale under either the “complete termination” test or the “substantially disproportionate” test described above, the redemption may nevertheless be treated as a Sale of the shares (rather than as a Distribution) if the effect of the redemption is “not essentially equivalent to a dividend” with respect to that U.S. Holder. A redemption will satisfy the “not essentially equivalent to a dividend” test if it results in a “meaningful reduction” of the U.S. Holder’s equity interest in the Company. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority U.S. Holder in a publicly held corporation who exercises no control over and does not participate in the management of the corporation may constitute such a meaningful reduction. However, the applicability of this ruling is uncertain and U.S. Holders who do not qualify for Sale treatment under either of the other two tests should consult their own tax advisors regarding the potential application of the “not essentially equivalent to a dividend” test to their particular situations.

If none of the tests for Sale treatment are met with respect to a U.S. Holder, amounts received in exchange for the U.S. Holder’s redeemed shares will be taxable to the U.S. Holder as a “dividend” to the extent of such U.S. Holder’s ratable share of the Company’s current and accumulated earnings and profits. Although it is believed that the Company presently has no accumulated earnings and profits, it will not be possible to definitely determine whether the Company will have, as of the end of its taxable year, any current earnings. If there are no current or accumulated earnings or the amount of the Distribution to the U.S. Holder exceeds his share of earnings and profits, the excess of redemption proceeds over any portion that is taxable as a dividend will be treated as a non-taxable return of capital to the U.S. Holder (to the extent of the U.S. Holder’s adjusted tax basis in the redeemed shares). Any amounts received in the Distribution in excess of the U.S. Holder’s adjusted tax basis in the redeemed shares will constitute taxable gain of the same character as if the shares had been transferred in a Sale, and thus will result in recognition of capital gain to the extent of such excess. If the amounts received by a tendering U.S. Holder are required to be treated as a “dividend,” the tax basis in the shares that were redeemed (after an adjustment for non-taxable return of capital discussed above) will be transferred to any remaining shares held by such U.S. Holder. If the redemption is treated as a dividend but the U.S. Holder has not retained any actually owned shares, the U.S. Holder should consult his own tax advisor regarding possible allocation of the basis in the redeemed shares to other interests in the Company.

Non-U.S. Holders

A stockholder is a Non-U.S. Holder for U.S. federal income tax purposes if such stockholder is not a U.S. Holder.

If a redemption of a Non-U.S. Holder’s shares is treated as a Distribution, as discussed above under the section entitled “U.S. Holders,” to the extent paid out of the Company’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such Distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, the Company will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Company common stock, which will be treated as described below.

The withholding tax does not apply to dividends paid to a Non-U.S. Holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. Holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. Holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

If a redemption of a Non-U.S. Holder’s shares is treated as a Sale, as discussed above under the section entitled “U.S. Holders,” a Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such Sale, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. Holder in the United States);

•

such Non-U.S. Holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

•

the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. Holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. Holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. Holder, such Non-U.S. Holder will be subject to U.S. tax on such Non-U.S. Holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. Holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. Holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. Holder, gain recognized by such holder on the Sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, the Company may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. The Company believes that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. Holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. Holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. Holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments”, each tendering U.S. Holder (or other payee) must either (i) provide to the Company such U.S. Holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. Holder is awaiting a TIN) and certify that (A) such U.S. Holder has not been notified by the IRS that such U.S. Holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. Holder that such U.S. Holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. Holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. Holders are not subject to backup withholding and reporting requirements, but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. Holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. Holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. Holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a Distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a Sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS recently issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

The Company will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, Eastern or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment.

Required Vote

The affirmative vote by holders of a majority of the Company’s outstanding common stock, including the common stock owned by our initial stockholders and the shares that are a constituent security of our units, is required to approve the Charter Amendment. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to approve the Charter Amendment Proposal. All of the Company’s directors, executive officers and their affiliates, including the Sponsor, are expected to vote any Common Stock owned by them in favor of the Charter Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,545,000, Private Shares, including those that are a constituent security of the Private Placement Unit, representing approximately 62% of the Company’s issued and outstanding Common Stock.

If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented and if the Company doesn’t extend the Combination Period by one month up to six (6) times as permitted under its existing charter, then the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and after setting aside up to $100,000 to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In addition, the Sponsor, or the Company’s or the target company’s directors, officers or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to the special meeting, although they are under no obligation to do so. Any such purchases that are completed after the record date for the special meeting may include an agreement with a selling stockholder that such stockholder, for so long as it remains the record holder of the shares in question, will vote in favor of the Charter Amendment and/or will not exercise its redemption rights with respect to the shares so purchased. The purpose of such share purchases and other transactions would be to increase the likelihood of that the proposal to be voted upon at the special meeting is approved by the requisite number of votes. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Charter Amendment and elected to redeem their shares for a portion of the Trust Account. Any such privately negotiated purchases may be effected at purchase prices that are below or in excess of the per-share pro rata portion of the Trust Account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Charter Amendment. None of the Company’s Sponsor, directors, executive officers, advisors or their affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

the Sponsor has a fiduciary obligation to each of its members and Dr. Avi S. Katz (the Company’s Executive Chairman and Manager of the Sponsor, and husband of the Company’s Chief Executive Officer, Dr. Raluca Dinu), is the controlling manager of the Sponsor. Because each of Dr. Katz and Dr. Dinu have a fiduciary obligation to the Company, Dr. Katz has a fiduciary obligation to the Sponsor, and Dr. Dinu and Dr. Katz are married, they have a conflict of interest as a result of their various roles.

•

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor (or its designees) will deposit in the Trust Account only $125,000 for each 1-month extension as interest-free loans to be repaid by the Company upon consummation of an initial business combination.

•

If an initial business combination is not completed, the Company will be required to dissolve and liquidate. In such event, the 5,750,000 Founder Shares currently held by the initial stockholders, which were acquired prior to the IPO will be worthless because such holders have agreed to waive their rights to any liquidation distributions. The Founder Shares were purchased for an aggregate purchase price of $25,000 and had an aggregate market value of approximately $58 million based on the closing price of $[•] per share of the Company’s Common Stock on the NYSE as of [•], 2023.

•

If an initial business combination is not completed, an aggregate of 795,000 Private Placement Units purchased by the Sponsor in the Private Placement for a total purchase price of $7,950,000, will be worthless. Each unit consists of one share of common stock and one redeemable warrant. The Private Placement Units had an aggregate market value of approximately $[•] million based on the closing price of $[•] per share of the Company’s Common Stock and $[•] per public warrant on the NYSE as of [•], 2023.

•

The Sponsor has agreed that it will indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered or products sold to the Company, or (ii) a prospective target business with which the Company has entered into an acquisition agreement; provided, however, that such indemnification of the Company by the Indemnitor shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent public accountants) or products sold to the Company or a target do not reduce the amount of funds in the Trust Account to below the lesser of (i) $10.10 per public share, provided that such amount shall be increased as described in this proxy statement as a result of the extension of the period of time to consummate an initial Business Combination, or (ii) such lesser amount per public share held in the Trust Account due to reductions in the value of the trust assets as of the date of the liquidation of the Trust Account, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes other than the Excise Tax (as defined below), except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account (whether or not such agreement is enforceable) and as to any claims under the Company’s indemnity of the underwriters against certain liabilities, including liabilities under the Securities Act.

•

Because of these interests, the Company’s initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. For example, if the share price of the Company’s Common Stock declined to $5.00 per share after the close of the business combination, Company’s public stockholder that purchased shares in the initial public offering, would have a loss of $5.00 per share, while Company’s Sponsor would have a gain of $4.99 per share because it acquired the Founder Shares for a nominal amount. In other words, Company’s initial stockholders can earn a positive rate of return on their investment even if public stockholders experience a negative rate of return in the post-combination company.

•

All rights specified in the Company’s charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a Business Combination. If a Business Combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

•

All of the current members of our Board are expected to continue to serve as directors at least through the date of the stockholder meeting to approve a Business Combination and some are expected to continue to serve following a Business Combination as discussed above and receive compensation thereafter.

•

The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a Business Combination, they will not have any claim against the Trust Account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a Business Combination is not completed.

•

The Company’s Sponsor is an affiliate of Dr. Avi S. Katz and Dr. Raluca Dinu. Both Drs. Katz and Dinu are members of GigFounders, LLC, a member of the Sponsor. If an initial Business Combination is not completed, the Sponsor (or an affiliate) will lose an aggregate of approximately $[•] million, comprised of the following:

•

approximately $[•] million (based on the closing price of $[•] per share of the Company’s Common Stock on the New York Stock Exchange (the “NYSE”) as of [•]) of the 5,735,000 Founder Shares and 795,000 shares that are a constituent security of the Private Placement Units, the Sponsor holds;

•

approximately $[•] (based on the closing price of $[•] per public warrant on the NYSE as of [•], 2023) of the 795,000 warrants that are constituent security of the Private Placement Units the Sponsor holds; and

•

the $30,000 monthly administrative fee payable to GigManagement, LLC, an affiliate of Drs. Katz and Dinu, under the administrative support agreement which by the decision of the Company’s board of directors has been deferred until the consummation of a Business Combination. As of [•], 2023, there is an accrued and unpaid balance of $[•] owed to GigManagement, LLC under the administrative support agreement.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our stock.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”). The IR Act provides for, among other things, a new U.S. federal 1% excise tax (the “Excise Tax”) on certain repurchases (including certain redemptions) of stock by publicly traded U.S. corporations and certain U.S. subsidiaries of publicly traded non-U.S. corporations (each, a “covered corporation”). The Excise Tax applies only to repurchases that occur after December 31, 2022. Because we are a Delaware corporation and our securities are trading on the NYSE, we are a covered corporation for this purpose. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (“Treasury”) has been granted authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of, the Excise Tax. On December 27, 2022, Treasury issued Notice 2023-2 (the “Notice”) that provides interim operating rules for the Excise Tax, including the rules governing the calculation and reporting of the Excise tax, on which taxpayers may rely until the forthcoming proposed Treasury regulations addressing the Excise Tax are published. Although such notice clarifies certain aspects of the Excise Tax, the interpretation and operation of other aspects of the excise tax remain unclear, and such interim operating rules are subject to change.

As described under the section above entitled “Redemption Rights,” if the deadline for us to complete the Business Combination (currently the date that is 18 months after the closing of the IPO, the “Original Deadline Date”) is extended, the public stockholders will have the right to require us to redeem their public shares. Any share redemption or other share repurchase that occurs after December 31, 2022, in connection with the Business Combination, an extension to consummate the Business Combination, or otherwise, may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax in connection with the Business Combination, this (or any other) extension to consummate the Business Combination or otherwise in the future will depend on a number of factors, including (i) the fair market value of the stock repurchased in connection with the Business Combination, this (or any other) extension to consummate the Business Combination or otherwise, (ii) the structure of the Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination), (iii) whether we completely liquidate and dissolve within the taxable year of such share redemption or other share repurchase, and (iv) the content of forthcoming regulations and further guidance from the Treasury. In addition, because the Excise Tax would be payable by us and not by the redeeming holder(s), the foregoing could cause a reduction in the cash available on hand to complete the Business Combination or for effecting redemptions in connection with the Business Combination or otherwise. Nevertheless, because the proposed Business Combination (as currently structured) would result in the issuance of public shares that exceeds the number of such shares that are currently outstanding, we would expect that any redemptions of public shares occurring in the same tax year as the proposed Business Combination would not give rise to an Excise Tax liability. In any event, we will not, and will not allow for any post-combination company to, withdraw any amounts from the Trust Account, including interest earned on the Trust Account, to pay for the Excise Tax.

As described under this section entitled “Proposal No. 1 — The Charter Amendment — If the Charter Amendment Proposal is Not Approved”, if the Charter Amendment Proposal is not approved and we do not complete an initial business combination on or before the Original Deadline Date, we will redeem the public shares in a liquidating distribution. We do not expect such redemption in connection with the liquidating distribution to be subject to the Excise Tax under the Notice, however such expectation is subject to a number of factual and legal uncertainties, including further guidance from the Treasury.

You are not being asked to vote on any Business Combination at this time. If the Charter Amendment and Trust Amendment are implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) and completed or the Company has not consummated the business combination by the applicable termination date.

In connection with the Charter Amendment Proposal, public stockholders may make the Election to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the special meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Charter Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the proposed business combination is submitted to the stockholders, subject to any limitations set forth in our charter, as amended by the Charter Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). However, the Company will not proceed with the Charter Amendment if the redemption of public shares in connection therewith would cause the Company to have net tangible assets of less than $5,000,001. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $[•] million of marketable securities as of [•], 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the applicable termination date. The Sponsor and our other initial stockholders, own an aggregate of 5,750,000 Founder Shares, that were issued prior to our IPO and the Sponsor owns 795,000 Private Placement Units that it purchased in a private placement which occurred simultaneously with the completion of the IPO. Each unit consists of one share of common stock and one redeemable warrant.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the special meeting (or [•], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of [•], 2023, there was approximately $[•] million in the Trust Account. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to September 28, 2023, with one (1) month extension each time after March 28, 2023, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation (assuming no public shares were redeemed) will be approximately $[•] per share (without taking into account any subsequently earned interest), in comparison to a redemption price of $[•] per share under the current provisions in the Company’s existing Charter if the company is required to liquidate.

If the Charter Amendment Proposal and Trust Amendment Proposal are not approved, the Company will dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our Private Placement Units will expire worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment Proposal.

Our Board recommends that you vote “FOR” the Charter Amendment Proposal. Our Board expresses no opinion as to whether you should redeem your public shares.

PROPOSAL No. 2 – THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Trust Agreement, dated as of September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), as amended by Amendment No. 1 on September 23, 2022, to allow the Company to extend the Combination Period up to six (6) times for an additional one (1) month each time from March 28, 2023 to September 28, 2023 by depositing into the Trust Account for each one-month extension the Extension Payment consisting of $125,000. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to give the Company the right to extend the Combination Period from March 28, 2023 up to six (6) times for an additional one (1) month each time up to September 28, 2023 (i.e., 24 months from the consummation of the IPO), provided that the Extension Payment is deposited into the Trust Account on or prior to the date of the same applicable deadline.

The time frame for completing the review by the SEC of the Company’s Combination Proxy Statement, previously filed by the Company with the SEC on February 14, 2023, and holding a stockholder meeting in accordance with Delaware law to seek approval of the QTI Business Combination will extend beyond the March 28, 2023 deadline for completing a Business Combination in the Company’s charter. The Board currently believes that there will not be sufficient time before March 28, 2023 to complete the QTI Business Combination. Therefore, if this Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will have a sufficient amount of time to consummate the QTI Business Combination.

If the Trust Amendment Proposal Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by March 28, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the public stockholders and our Private Placement Units will expire worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares, and the Sponsor will also not participate in any liquidation distribution with respect to the shares that are a constituent security of the Private Placement Units. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account. If such funds are insufficient, the Sponsor has agreed to advance the funds necessary to complete such liquidation (currently anticipated to be no more than approximately $100,000) and have agreed not to seek repayment of such expenses.

If the Trust Amendment Proposal Is Approved

If the Charter Amendment and the Trust Amendment are approved, the second amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding shares of common stock, including the Founder Shares and the shares that are a constituent security of the units, will be required to approve the Trust Amendment Proposal. The Sponsor, which currently owns approximately 61.8% of the issued and outstanding shares of Common Stock, holds sufficient shares to be able to approve the Trust Amendment Proposal.

All of the Company’s directors, executive officers and their affiliates, including the Sponsor, are expected to vote any Common Stock owned by them in favor of the Trust Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 6,545,000, Private Shares, including those that are a constituent security of the Private Placement Unit, representing approximately 62% of the Company’s issued and outstanding Common Stock.

Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Charter Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Charter Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on September 9, 2022, as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the special meeting or any adjournment thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders.

The Company’s Board recommends that you vote “FOR” the Trust Amendment Proposal.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing the Company at the Company’s principal executive offices at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, (650) 276-7040, Attn: Secretary.

WHERE YOU CAN FIND MORE INFORMATION

The Company files special, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at http://www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Charter Amendment by contacting us at the following address or telephone number:

GigCapital5, Inc.

1731 Embarcadero Rd., Suite 200,

Palo Alto, CA 94303

Attn: Dr. Raluca Dinu

Telephone: (650) 276-7040

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Telephone: (203) 658-9400 (Call Collect)

or

Call Toll-Free: (800) 662-5200

Email: GIA.info@investor.morrowsodali.com

In order to receive timely delivery of the documents in advance of the special meeting, you must make your request for information no later than [•], 2023 (one week prior to the date of the special meeting).

ANNEX A

PROPOSED CERTIFICATE OF SECOND AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

GIGCAPITAL5, INC.

GigCapital5, Inc., a corporation organized and existing under the by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify:

1. The name of the corporation is GigCapital5, Inc. The corporation was originally incorporated pursuant to the DGCL on January 19, 2021, under the name of GigCapital5, Inc.

2. The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was January 19, 2021, and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 23, 2021. A Certificate of Amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on September 23, 2022.

3. The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Certificate of Incorporation of the corporation (as amended and restated prior to the date hereof), declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Section 9.1(b) of Article IX of the Amended and Restated Certificate of Incorporation of the corporation is amended and restated to read in its entirety as follows:

“Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission on September 28, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the payment of deferred underwriting commissions and the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 18 months from the closing of the Offering, provided that GigAcquisitions5, LLC may decide to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time (or up to 24 months from the closing date of the Offering), provided that GigAcquisitions5, LLC (or its designees) must deposit into the Trust Account for each one-month extension funds equal to $125,000 in exchange for a non-interest bearing, unsecured promissory note), and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to the Corporation’s pre-initial Business Combination activity and related stockholders’ rights (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are Founders (as such term is defined in the Registration Statement), officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders. The gross proceeds from the issuance of such promissory notes pursuant to subpart (ii) above of this Section 9.1(b) will be added to the proceeds from the Offering to be held in the Trust Account and shall be used in accordance with this Article IX to fund the redemption of the Offering Shares that have not been previously redeemed.”

4. That thereafter, said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by written consent of stockholders holding the requisite number of shares required by statute given in accordance with and pursuant to Section 228 of the DGCL.

A-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [•], 2023.

Dr. Raluca Dinu
Chief Executive Officer, President, Secretary, and Director

A-2

ANNEX B

PROPOSED SECOND AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of                 , 2023, to the Investment Management Trust Agreement (as defined below) is made by and between GigCapital5, Inc., a Delaware corporation (the “Company”), having its principal office located at 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of September 23, 202, as amended by that certain Amendment No. 1, dated September 23, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an special meeting of the Company held on [•], the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering); and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit the sum of $125,000 into the Trust Account for each one-month extension from March 28, 2023; and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer of the Company or by the Executive Chairman of the Board of Directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, acknowledged and agreed to by the Representatives, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto and which interest shall be net of any taxes payable), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (i) 18 months after the closing of the IPO, provided that the Company may, but is not obligated to, extend the period of time to consummate its initial Business Combination up to six (6) times by an additional one month each time (for a total of up to 24 months to complete its initial Business Combination); further provided that upon each one-month extension of the period of time to consummate an initial Business Combination, the Sponsor (or its designees) must deposit into the Trust Account funds equal to the sum of $125,000 in exchange for a non-interest bearing, unsecured promissory note, and (ii) such later date as may be approved by the Company’s stockholders in accordance with the Company’s Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware (the “Amended and Restated Certificate”) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the form of letter attached hereto as Exhibit B and the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto and which interest shall be net of any taxes payable), shall be distributed to the Public Stockholders of record as of such date; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders;”

2. A new Exhibit E is hereby added to the Trust Agreement to read as follows:

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re:	Trust Account — Extension Letter

Gentlemen:

Pursuant to paragraph 1(i) of the Investment Management Trust Agreement between GigCapital5, Inc., a Delaware corporation (“Company”), and Continental Stock Transfer & Trust Company (“Trustee”), dated as of September 23, 2021 (“Trust Agreement”), amended by Amendment No. 1 on September 23, 2022, this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional one (1) month, from                      to                      (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

This Extension Letter shall serve as the notice required with respect to the extension prior to the applicable deadline.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit $125,000, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

GIGCAPITAL5, INC.

By:
Dr. Raluca Dinu

cc: Wells Fargo Securities, LLC

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

GIGCAPITAL5, INC.

By:
Name:	Raluca Dinu
Title:	Chief Executive Officer, President and Secretary

PROXY

GIGCAPITAL5, INC.

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

2023 SPECIAL MEETING OF STOCKHOLDERS

[●], 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

GIGCAPITAL5, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2023 SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

[●], 2023:

THIS NOTICE OF MEETING AND THE ACCOMPANYING PROXY STATEMENT

ARE AVAILABLE AT [https://www.cstproxy.com/gigcapital5/2023]

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice of 2023 Special Meeting of Stockholders (the “Special Meeting”) and accompanying Proxy Statement, dated September 12, 2022, in connection with the Special Meeting to be held on [●], 2023 at [●].m., Eastern time, virtually at [https://www.cstproxy.com/gigcapital5/2023], and hereby appoints Dr. Avi Katz and Dr. Raluca Dinu (each with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock of GigCapital5, Inc. (the “Company”), registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL CONSTITUTING THE CHARTER AMENDMENT CONSISTING OF PROPOSAL 1 AND THE PROPOSAL CONSTITUTING THE TRUST AMENDMENT IN PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND PROPOSAL 2.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on [●], 2023: This notice of meeting, the accompanying proxy statement are available at [https://www.cstproxy.com/gigcapital5/2023].

	FOR	AGAINST	ABSTAIN
Proposal 1 – Charter Amendment
Amend the Company’s Amended and Restated Certificate of Incorporation, giving the Company the right to extend the date by which it has to consummate a business combination up to six (6) times for an additional one (1) month each time, from March 28, 2023 to September 28, 2023 (i.e., for a period of time ending 24 months from the consummation of its initial public offering), provided that the Sponsor (or its designees) must deposit into the Trust Account for each one-month extension funds equal to $125,000.	☐	☐	☐

B-1

Proposal 2 – Trust Amendment
Amend the Company’s investment management trust agreement, dated as of September 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as amended by Amendment No. 1 on September 23, 2022, allowing the Company to (a) extend the Combination Period up to six (6) times for an additional one (1) month each time from March 28, 2023 to September 28, 2023 by depositing into the Trust Account for each one-month extension, the sum of $125,000.	☐	☐	☐

Date:                     , 2023

Stockholder’s Signature

Stockholder’s Signature (if held jointly)

Signature should agree with named printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign above. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should also submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSAL 1 AND PROPOSAL 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

B-2